                                   [GRAPHIC]

--------------------------------------------------------------------------------
                                        Annual Report July 31, 2001

Oppenheimer
New Jersey Municipal Fund



                                                      [LOGO] OppenheimerFunds(R)

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REPORT HIGHLIGHTS
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     CONTENTS

1    Letter to Shareholders

2    An Interview
     with Your Fund's
     Managers

6    Fund Performance

12   Financial
     Statements

28   Independent
     Auditors' Report

29   Federal
     Income Tax
     Information

30   Officers and Trustees


Fund Objective

Oppenheimer New Jersey Municipal Fund seeks as high a level of current interest income exempt from federal and New Jersey income taxes for individual investors as is consistent with preservation of capital.


                                            ------------------------------------
                                            Average Annual Total Returns*
                                                         For the 1-Year Period
                                                         Ended 7/31/01

                                                         Without      With
                                                         Sales Chg.   Sales Chg.
                                            ------------------------------------
                                            Class A      10.42%       5.17%
                                            ------------------------------------
                                            Class B      9.58         4.58
                                            ------------------------------------
                                            Class C      9.59         8.59
                                            ------------------------------------


Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of principal amount invested.


*See page 10 for further details.

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

[PHOTO]

John V. Murphy
Chairman,
President and
Chief Executive Officer
OppenheimerFunds, Inc.

Dear Shareholder,

It is a pleasure to greet you in my new role as Chairman, President and Chief Executive Officer of OppenheimerFunds. I'm honored to take on this new leadership role, after having served OppenheimerFunds in the capacity of President and Chief Operating Officer since August of 2000.
     I'd also like to acknowledge the contributions of Bridget A. Macaskill, whose vision and efforts have helped build OppenheimerFunds' reputation as a premier investment firm. During her tenure as Chief Executive Officer, Bridget made tremendous contributions to both the firm and to our fund shareholders. Her extraordinary commitment has positioned OppenheimerFunds for a very bright future, and I thank her for that.
     Our ongoing mission is to provide outstanding investment solutions for our customers. We will continue to strive to deliver products and services that help keep you at the forefront of the markets. In partnership with financial advisors, this approach has enabled OppenheimerFunds to help investors pursue their financial goals for more than 40 years.
     While the past year has proven to be challenging in the financial markets, we assure you that our commitment to investment excellence has never been stronger. With this commitment and a clear vision, we are confident that we will meet the challenges that lie ahead. Thank you for your ongoing confidence in OppenheimerFunds, The Right Way to Invest.


Sincerely,

/s/ John V. Murphy

August 21, 2001
John V. Murphy

                     1 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

--------------------------------------------------------------------------------
AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

--------------------
Portfolio Management
Team
Jerry Webman
Merrell Hora
--------------------

How did Oppenheimer New Jersey Municipal Fund perform during the twelve months that ended July 31, 2001?

The Fund performed very well, on both an absolute and a relative basis. With a strong total return and consistently superior current income, it outperformed the average New Jersey tax-exempt fund, as measured by Lipper, Inc. ranking 12 of 58 for the one year period ended July 31, 2001./1/ We attribute these results to favorable conditions in the state's municipal market, and to a holistic approach to managing the Fund that made it possible to boost current yield while reducing the portfolio's volatility.

What happened in New Jersey's municipal market during the fiscal year?

The year got off to a great start, with an excellent total return in the first six months. This was followed by weaker, but still positive, results in the second half of the year.
     Last fall, when economic growth began slowing dramatically, investors expected the Federal Reserve to counteract the problem by reducing short-term interest rates. Anticipating that event, they allowed fixed income yields to decline during the final weeks of 2000. Since bond yields and bond prices move in opposite directions, bond prices experienced an unusually strong runup.
     By February 2001, municipal markets nationwide had already factored in the two interest rate reductions that the Fed had implemented in January, plus several anticipated reductions. So, when the Fed clipped short-term rates four times between February and June, these later cuts had little impact on market performance. In fact, municipal bonds actually gave back some of their earlier gains. For New Jersey, however, this downward trend was mitigated by an unusually tight supply of bonds.


1. Source of Info: Lipper Inc, 7/31/01. Lipper rankings are based on the comparisons between net asset value without considering sales charges, with dividends and capital gains distributions reinvested. The Fund's Class A shares ranked 12 of 58 for the one-year period ended 7/31/01.

                     2 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

--------------------------------------------------------------------------------
"Intermediate bonds, call-protected issues and careful management of high yield securities were key to the Fund's outperformance."
--------------------------------------------------------------------------------

What happened to New Jersey's supply of bonds?

With interest rates on the rise and tax revenues growing, most states issued fewer bonds during 1999 and 2000. Then, once the Fed instituted its rate cuts in 2001, states took advantage of the lower price for capital. The floodgates opened, new issuance surged, and prices fell.
     New Jersey did the opposite. Issuance was tremendously high in 1999 and 2000. Then, when the economy cooled down, New Jersey found that its strained budget didn't allow for the issuance of more debt. Through June, the supply of new bonds in 2001 was actually about 50% less than for the same period in 2000. The result: In spite of the nationwide trend toward lower prices after February, bond prices in New Jersey didn't deteriorate much, simply because supply was too meager to meet demand.

How did you seek high current income during the period?

We've been very aggressive about analyzing the risks associated with different bonds, then structuring the portfolio to better "balance" those risks. This is a more holistic approach than we've taken in the past, and it has led us to increase the Fund's use of intermediate securities (i.e., bonds with maturities of 10 to 15 years). Bonds in this range generally can provide yields that are nearly as great as those of bonds with maturities between 10 and 30 years, but with much less volatility. This emphasis really paid off, because intermediate bonds delivered the best return per unit of risk over the last 12 months.

Did you do anything else to manage risk and enhance yield?

We've become increasingly selective about the high yield bonds in the portfolio. Because they often are issued by corporations and backed by municipalities, high yield munis can react to cor-

                     3 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

--------------------------------------------------------------------------------
AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

--------------------------------
Average Annual
Total Returns

For the 1-Year Period Ended
6/30/01/2/

Class A               Since
1-Year      5-Year    Inception
--------------------------------
4.88%        3.76%    3.90%

Class B               Since
1-Year      5-Year    Inception
--------------------------------
4.39%        3.67%    3.96%

Class C               Since
1-Year      5-Year    Inception
--------------------------------
8.40%        3.99%    4.22%

--------------------------------

Standardized Yields/3/
For the 30 Days Ended 7/31/01
--------------------------------
Class A               4.31%
--------------------------------
Class B               3.78
--------------------------------
Class C               3.78
--------------------------------

porate profit trends and industry-specific issues. For instance, airlines are quite sensitive to the economic cycle, so there's been tremendous turmoil in that segment of the municipal market since last year. However, we've been very successful in managing our exposure to airline bonds. We reduced the portfolio's overall investment in these early in the year, but held on to the few that we felt would be outperformers, such as Continental Airlines, Inc. Continental is projected to be one of the few airlines that will post a profit for the third calendar quarter of 2001, and its bonds were big contributors to the Fund's bottom line in the past year.


2. See notes on page 10 for further details.
3. Standardized yield is based on net investment income for the 30-day period ended July 31, 2001. Falling share prices will tend to artificially raise yields.

                     4 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

--------------------
       [CHART]

Credit Allocation/4/

AAA           65.5%
AA             1.5
A              8.8
BBB           12.6
BB             9.7
B              1.9
-------------------

What is your outlook for the Fund?

We are uncertain about the direction of the national economy in the near term, what the Fed will do next, or how New Jersey will shore up its weak fiscal situation, so we've taken a neutral stance for the time being, emphasizing neither short- nor long-term securities. At the same time, we're positioning the Fund for an economic turnaround that could occur in six to twelve months. Our focus is on securities that can be easily traded as we move closer to an upturn. We believe that our preparedness, plus a continuing emphasis on current income, will keep Oppenheimer New Jersey Municipal Fund part of The Right Way to Invest in the coming months.

Top Five Industries/5/
--------------------------------------------------------------------------------
Higher Education                                                         15.7%
--------------------------------------------------------------------------------
Municipal Leases                                                         14.5
--------------------------------------------------------------------------------
General Obligation                                                       12.8
--------------------------------------------------------------------------------
Highways/Railways                                                        10.4
--------------------------------------------------------------------------------
Adult Living Facilities                                                   9.3


4. Portfolio data is subject to change. Percentages are as of July 31, 2001 and are dollar-weighted based on total market value of investments. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. Average credit quality and allocation include rated securities and those not rated by a national rating organization (currently 10.4% of total investments) but which the ratings given above have been assigned by the Manager for internal purposes as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category.
5. Portfolio is subject to change. Percentages are as of July 31, 2001, and are based on total market value of investments. The Fund's investment strategy and focus can change over time. The mention of specific security holdings does not constitute a recommendation by OppenheimerFunds, Inc.

                     5 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

--------------------------------------------------------------------------------
FUND PERFORMANCE
--------------------------------------------------------------------------------

How Has the Fund Performed?

Below is a discussion, by OppenheimerFunds, Inc. of the Fund's performance during its fiscal year ended July 31, 2001, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

Management's Discussion of Performance. During the fiscal year that ended
July 31, 2001, Oppenheimer New Jersey Municipal Fund delivered an above-average total return and strong current income. The Fund's performance was positively impacted by favorable conditions in the New Jersey municipal market. To address slowing growth in the national economy and widespread volatility in the equity markets, the Federal Reserve began reducing the federal funds rate in January 2001. In response, municipal markets nationwide rallied, on the belief that lower rates would spur an economic recovery. The recovery did not materialize quickly, and the Federal Reserve continued to reduce interest rates in an effort to revitalize economic growth. The municipal markets' response to this was a slow decline. The general downward trend in prices, however, was partially offset in New Jersey by a relatively small supply of new bonds. The Fund benefited from the short supply of new issues and generated high current yields throughout the period, partly because after-tax yields on municipal securities were consistently above historical norms. In addition, the Fund's managers chose to emphasize intermediate-term securities which were less vulnerable than longer-term issues to interest-rate reductions. To further offset the effects of lowered interest rates, the managers invested in call-protected bonds, and exercised greater selectivity in high-yield purchases. Both of these strategic decisions helped to limit portfolio risk.

                     6 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Comparing the Fund's Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until July 31, 2001. In the case of Class A and Class B shares, performance is measured from inception of those classes on March 1, 1994. In the case of Class C shares, performance is measured from inception of the Class on August 29, 1995. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestment of all dividends and capital gains distributions.
     The Fund's performance is compared to the performance of that of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.

                     7 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

--------------------------------------------------------------------------------
FUND PERFORMANCE
--------------------------------------------------------------------------------

                                    [CHART]

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

Class A
-------
Amount Invested:         10,000
Sales charge paid:        4.75%
Date invested:         03/01/94 (inception)


                         Value of Investment      Lehman Brothers
  Date                         In Fund          Municipal Bond Index

03/01/94       Yrs.              9,525                  10,000
03/31/94                         9,143                   9,593
06/30/94                         9,138                   9,698
09/30/94                         9,202                   9,765
12/31/94                         9,084                   9,625
03/31/95                         9,703                  10,305
06/30/95                         9,900                  10,554
09/30/95                        10,055                  10,857
12/31/95                        10,394                  11,305
03/31/96                        10,397                  11,169
06/30/96                        10,485                  11,255
07/31/96       (1)              10,581                  11,357
10/31/96                        10,815                  11,643
01/31/97                        10,965                  11,828
04/30/97                        11,053                  11,876
07/31/97                        11,638                  12,521
10/31/97                        11,726                  12,632
01/31/98                        12,137                  12,024
04/30/98                        12,042                  12,981
07/31/98                        12,332                  13,271
10/31/98                        12,659                  13,644
01/31/99                        12,916                  13,890
04/30/99                        12,883                  13,883
07/31/99                        12,525                  13,653
10/31/99                        11,792                  13,403
01/31/00                        11,583                  13,386
04/30/00                        11,866                  13,755
07/31/00                        12,216                  14,242
10/31/00                        12,432                  14,543
01/31/01                        12,947                  15,164
04/30/01                        12,948                  15,182
07/31/01       7.42             13,488                  15,677

Average Annual Total Return of Class A Shares of the Fund at 7/31/01/2/ 1-Year 5.17% 5-Year 3.96% Since Inception 4.12%

                                    [CHART]

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

Class B
-------
Amount Invested:       10,000
Date invested:        03/01/94 (Inception)

                         Value of Investment      Lehman Brothers
  Date                         In Fund          Municipal Bond Index

03/01/94       Yrs.             10,000                  10,000
03/31/94                         9,570                   9,593
06/30/94                         9,554                   9,698
09/30/94                         9,601                   9,765
12/31/94                         9,461                   9,625
03/31/95                        10,087                  10,305
06/30/95                        10,282                  10,554
09/30/95                        10,414                  10,857
12/31/95                        10,746                  11,305
03/31/96                        10,728                  11,169
06/30/96                        10,808                  11,255
07/31/96       (1)              10,890                  11,357
10/31/96                        11,110                  11,643
01/31/97                        11,243                  11,828
04/30/97                        11,313                  11,876
07/31/97                        11,889                  12,521
10/31/97                        11,956                  12,632
01/31/98                        12,363                  12,024
04/30/98                        12,233                  12,981
07/31/98                        12,514                  13,271
10/31/98                        12,822                  13,644
01/31/99                        13,047                  13,890
04/30/99                        12,989                  13,883
07/31/99                        12,615                  13,653
10/31/99                        11,865                  13,403
01/31/00                        11,621                  13,386
04/30/00                        11,910                  13,755
07/31/00                        12,262                  14,242
10/31/00                        12,478                  14,543
01/31/01                        12,995                  15,164
04/30/01                        12,996                  15,182
07/31/01       7.42             13,538                  15,677

Average Annual Total Return of Class B Shares of the Fund at 7/31/01/2/ 1-Year 4.58% 5-Year 3.89% Since Inception 4.17%

1. The Fund changed its fiscal year from December 31 to July 31.
2. See page 10 for further details.

                     8 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

                                    [CHART]

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

Class C
-------
Amount Invested:        10,000
Date Invested:        08/29/95 (Inception)

                         Value of Investment      Lehman Brothers
  Date                         In Fund          Municipal Bond Index

08/29/95       Yrs.             10,000                  10,000
09/30/95                        10,076                  10,063
12/31/95                        10,407                  10,479
03/31/96                        10,396                  10,353
06/30/96                        10,463                  10,432
07/31/96       (1)              10,541                  10,526
10/31/96                        10,752                  10,791
01/31/97                        10,889                  10,963
04/30/97                        10,944                  11,008
07/31/97                        11,501                  11,605
10/31/97                        11,566                  11,708
01/31/98                        11,959                  12,072
04/30/98                        11,833                  12,032
07/31/98                        12,105                  12,301
10/31/98                        12,402                  12,647
01/31/99                        12,620                  12,874
04/30/99                        12,564                  12,868
07/31/99                        12,202                  12,655
10/31/99                        11,466                  12,423
01/31/00                        11,241                  12,407
04/30/00                        11,495                  12,750
07/31/00                        11,812                  13,201
10/31/00                        11,998                  13,480
01/31/01                        12,471                  14,055
04/30/01                        12,460                  14,072
07/31/01       5.93             12,944                  14,531

Average Annual Total Return of Class A Shares of the Fund at 07/31/01

  1 Year             5 Year            Life
  ------             ------            ----
  5.17%              3.96%             4.12%

Average Annual Total Return of Class B Shares of the Fund at 07/31/01

  1 Year             5 Year            Life
  ------             ------            ----
  4.58%              3.89%             4.17%

Average Annual Total Return of Class C Shares of the Fund at 07/31/01

  1 Year             5 Year            Life
  ------             ------            ----
  8.59%              4.19%             4.45%

(1) The Fund changed its fiscal year end from December 31 to July 31.

*A, B, & C index performance information began on 02/28/94, 02/28/94, and 08/31/95, respectively.
Note: Index values use end-of-month values, and are available only in 1 month increments. In cases where a fund's inception date is between the 1st and the 15th, the prior month-end index value will be used. When the fund's inception date falls between the 16th and the 31st of the month, the current month-end index value will be used.

Average Annual Total Return of Class C Shares of the Fund at 7/31/01/2/ 1-Year 8.59% 5-Year 4.19% Since Inception 4.45%

The performance information for the Lehman Brothers Municipal Bond Index in the graphs begins on 2/28/94 for Class A and Class B, and begins on 8/31/95 for Class C.

Past performance cannot guarantee future results. Graphs are not drawn to same scale.

                     9 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------

In reviewing performance and rankings, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not show the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Class A shares were first publicly offered on 3/1/94. The average annual total returns are shown net of the applicable 4.75% maximum initial sales charge.

Class B shares of the Fund were first publicly offered on 3/1/94. The average annual total returns are shown net of the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "life-of-class" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 8/29/95. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

                    10 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

                                                                      Financials
--------------------------------------------------------------------------------


                  11   OPPENHEIMER NEW JERSEY MUNICIPAL FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS July 31, 2001
--------------------------------------------------------------------------------

                                                      Ratings:
                                                      Moody's/                           Market
                                                     S&P/Fitch         Principal          Value
                                                    (Unaudited)           Amount     See Note 1
================================================================================================
Municipal Bonds and Notes--97.5%
------------------------------------------------------------------------------------------------
New Jersey--82.8%
Atlantic City, NJ Refunding COP, Public Facilities
Lease Agreement, FGIC Insured, 6%, 3/1/13          Aaa/AAA/AAA      $  2,900,000   $  3,318,876
------------------------------------------------------------------------------------------------
Delaware River, NJ & PA POAU RB, FSA Insured,
6%, 1/1/18                                         Aaa/AAA/AAA         3,500,000      3,870,755
------------------------------------------------------------------------------------------------
Hudson Cnty., NJ MUAU System RB, Prerefunded,
11.875%, 7/1/06                                        Aaa/AAA           510,000        549,836
------------------------------------------------------------------------------------------------
Hudson Cnty., NJ Solid Waste System Improvement
Authority RRB, Series 1, 6%, 1/1/29                    NR/BBB-         1,000,000        943,020
------------------------------------------------------------------------------------------------
Lopatcong Township, NJ BOE GOUN, FSA Insured,
5.70%, 7/15/19                                     Aaa/AAA/AAA           635,000        685,444
------------------------------------------------------------------------------------------------
Middlesex Cnty., NJ Improvement Authority Utility
System RRB, Perth Amboy Franchise Project, Series B,
AMBAC Insured, Zero Coupon, 5.63%, 9/1/21/1/       Aaa/AAA/AAA         4,500,000      1,635,075
------------------------------------------------------------------------------------------------
Middletown Township, NJ BOE REF GOUN,
FSA Insured, 5%, 8/1/22                            Aaa/AAA/AAA         1,000,000      1,008,290
------------------------------------------------------------------------------------------------
Newark, NJ GOB, School Qualified Bond Act,
MBIA Insured, 5.30%, 9/1/08                            Aaa/AAA         1,000,000      1,070,500
------------------------------------------------------------------------------------------------
NJ EDAU ED RB, United Methodist Homes,
5.75%, 7/1/29                                          NR/BBB-         1,250,000      1,079,812
------------------------------------------------------------------------------------------------
NJ EDAU GOLB, School Facilities Construction,
Series A, AMBAC Insured, 5.50%, 6/15/13            Aaa/AAA/AAA         1,500,000      1,659,285
------------------------------------------------------------------------------------------------
NJ EDAU PC RB, Public Service Electric &
Gas Co. Project, Series A, MBIA Insured,
6.40%, 5/1/32                                          Aaa/AAA           500,000        530,605
------------------------------------------------------------------------------------------------
NJ EDAU RB, Masonic Charity Foundation Project,
5.50%, 6/1/31                                            NR/A+         1,000,000      1,027,520
------------------------------------------------------------------------------------------------
NJ EDAU RB, Masonic Charity Foundation Project,
6%, 6/1/25                                               NR/A+           750,000        818,775
------------------------------------------------------------------------------------------------
NJ EDAU RB, Transportation Project Sublease,
Series A, FSA Insured, 5.75%, 5/1/09               Aaa/AAA/AAA         1,000,000      1,115,920
------------------------------------------------------------------------------------------------
NJ EDAU Retirement Community RB,
Series A, 8%, 11/15/15                                   NR/NR         2,100,000      2,170,560
------------------------------------------------------------------------------------------------
NJ EDAU RRB, First Mtg. Franciscan Oaks Project,
5.70%, 10/1/17                                           NR/NR         2,000,000      1,745,240
------------------------------------------------------------------------------------------------
NJ EDAU RRB, United Methodist Homes,
5.125%, 7/1/25                                         NR/BBB-         1,400,000      1,124,732
------------------------------------------------------------------------------------------------
NJ EDAU SPF RB, Continental Airlines, Inc. Project,
6.25%, 9/15/29                                          Ba2/BB         3,000,000      2,877,330
------------------------------------------------------------------------------------------------
NJ EDAU Water Facilities RB, American Water Co.,
Inc. Project, Series A, FGIC Insured,
6.875%, 11/1/34                                    Aaa/AAA/AAA           500,000        549,975
------------------------------------------------------------------------------------------------
NJ Education FA RB, Institute for Advanced Study,
Series A, 5.10%, 7/1/26                                Aaa/AAA         1,500,000      1,518,690
------------------------------------------------------------------------------------------------
NJ Education FA RB, Princeton University,
Series E, 5%, 7/1/18/2/                                Aaa/AAA         3,460,000      3,520,896


                    12 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

                                                            Ratings:
                                                            Moody's/                              Market
                                                           S&P/Fitch            Principal          Value
                                                          (Unaudited)              Amount     See Note 1
----------------------------------------------------------------------------------------------------------
New Jersey Continued
NJ Education FA RB, Ramapo College, Series D,
AMBAC Insured, 5%, 7/1/31                                 Aaa/AAA/AAA      $      500,000   $    500,560
----------------------------------------------------------------------------------------------------------
NJ Education FA RRB, Monmouth University,
Series C, 5.80%, 7/1/22                                      Baa1/BBB           2,000,000      2,094,000
----------------------------------------------------------------------------------------------------------
NJ Education FA RRB, Princeton University, Series H,
5.25%, 7/1/26                                                 Aaa/AAA           1,000,000      1,029,000
----------------------------------------------------------------------------------------------------------
NJ HCF FA RB, Robert Wood Johnson University
Hospital, 5.75%, 7/1/25                                         A1/A+           1,000,000      1,053,750
----------------------------------------------------------------------------------------------------------
NJ HCF FAU RB, Columbus Hospital, Series A, 7.50%,
7/1/21/3/                                                        B2/B           1,900,000      1,643,424
----------------------------------------------------------------------------------------------------------
NJ HCF FAU RB, St. Joseph's Hospital & Medical Center,
Series A, 6%, 7/1/26                                           NR/AAA             750,000        802,725
----------------------------------------------------------------------------------------------------------
NJ HCF FAU RRB, Dover General Hospital & Medical
Center, MBIA Insured, 7%, 7/1/03                              Aaa/AAA           1,000,000      1,072,870
----------------------------------------------------------------------------------------------------------
NJ HEAA Student Loan RB, Series A, MBIA Insured,
6%, 6/1/15                                                Aaa/AAA/AAA           1,000,000      1,078,470
----------------------------------------------------------------------------------------------------------
NJ Mtg. & HFA MH RB, Series A, AMBAC Insured,
6.25%, 5/1/28                                                 Aaa/AAA           1,000,000      1,055,540
----------------------------------------------------------------------------------------------------------
NJ Mtg. & HFA RB, Home Buyer, Series J, MBIA Insured,
6.20%, 10/1/25                                                Aaa/AAA             190,000        197,003
----------------------------------------------------------------------------------------------------------
NJ Mtg. & HFA RRB, Series 1, 6.70%, 11/1/28                     NR/A+               5,000          5,235
----------------------------------------------------------------------------------------------------------
NJ Mtg. HAU RB, Series U, 5.75%, 4/1/18                       Aaa/AAA           1,000,000      1,048,340
----------------------------------------------------------------------------------------------------------
NJ North Hudson Sewer Authority RRB, Series A,
MBIA Insured, Zero Coupon, 5.39%, 8/1/20/1/                Aaa/NR/AAA           5,000,000      1,925,850
----------------------------------------------------------------------------------------------------------
NJ Sports & Exposition Authority Convention
Center Luxury Tax RB, Series A, MBIA Insured,
6.25%, 7/1/20                                                 Aaa/AAA              80,000         84,207
----------------------------------------------------------------------------------------------------------
NJ SUEFS RB, Rowan University, Series B,
FGIC Insured, 5.25%, 7/1/14                               Aaa/AAA/AAA           1,485,000      1,568,799
----------------------------------------------------------------------------------------------------------
NJ SUEFS RB, Rowan University, Series B,
FGIC Insured, 5.25%, 7/1/15                               Aaa/AAA/AAA           1,000,000      1,048,930
----------------------------------------------------------------------------------------------------------
NJ Transportation COP, Series 15, AMBAC Insured,
7.65%, 9/15/14/4/                                              NR/AAA           2,500,000      3,127,175
----------------------------------------------------------------------------------------------------------
NJ TUAU RRB, Series C, 6.50%, 1/1/16                          A3/A-/A             950,000      1,124,809
----------------------------------------------------------------------------------------------------------
NJ TUAU RRB, Series C, MBIA Insured, 6.50%, 1/1/09            Aaa/AAA           1,000,000      1,157,300
----------------------------------------------------------------------------------------------------------
NJ TUAU RRB, Series C, MBIA Insured, 6.50%, 1/1/16            Aaa/AAA           1,500,000      1,798,755
----------------------------------------------------------------------------------------------------------
Passaic Valley, NJ Sewer System Commissioners
GOUN, Series E, AMBAC Insured, 5.625%, 12/1/17             Aaa/NR/AAA           3,095,000      3,336,874
----------------------------------------------------------------------------------------------------------
Paterson, NJ Public SDI COP, 5.75%, 11/1/19                Aaa/NR/AAA           2,000,000      2,163,560
----------------------------------------------------------------------------------------------------------
PAUNYNJ Consolidated RB, 94th Series, 6%, 12/1/14          A1/AA-/AA-             200,000        217,504
----------------------------------------------------------------------------------------------------------
PAUNYNJ SPO RB, JFK International Air Terminal
Project, Series 6, MBIA Insured, 7%, 12/1/12              Aaa/AAA/AAA           2,000,000      2,463,020
----------------------------------------------------------------------------------------------------------
PAUNYNJ SPO RRB, KIAC-4 Project, Fifth Installment,
6.75%, 10/1/19                                                  NR/NR             900,000        939,285


                    13 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                                Ratings:
                                                                Moody's/                         Market
                                                               S&P/Fitch       Principal          Value
                                                             (Unaudited)          Amount     See Note 1
---------------------------------------------------------------------------------------------------------
New Jersey Continued
South Brunswick, NJ GOB, FGIC Insured,
5.675%, 12/1/19                                              Aaa/AAA/AAA    $  2,330,000   $  2,484,479
---------------------------------------------------------------------------------------------------------
South Brunswick, NJ GOB, FGIC Insured,
5.675%, 12/1/20                                              Aaa/AAA/AAA       1,385,000      1,475,842
---------------------------------------------------------------------------------------------------------
West Orange, NJ BOE COP, MBIA Insured,
5.625%, 10/1/19                                              Aaa/N/R/AAA       2,500,000      2,676,650
                                                                                           --------------
                                                                                             71,995,092

---------------------------------------------------------------------------------------------------------
U.S. Possessions--14.7%
Guam PAU RB, Prerefunded, Series A, 6.30%, 10/1/22                NR/AAA         185,000        196,431
---------------------------------------------------------------------------------------------------------
PR Childrens Trust Fund Asset Backed RB, 6%, 7/1/26             Aa3/A/A+       1,000,000      1,060,480
---------------------------------------------------------------------------------------------------------
PR CMWLTH HTAU RB, Series Y, 5%, 7/1/36                           Baa1/A       1,000,000        988,390
---------------------------------------------------------------------------------------------------------
PR Industrial, Tourist, Educational, Medical &
Environmental Control Facilities RB, Cogen Facilities
AES Puerto Rico Project, 6.625%, 6/1/26                      Baa2/NR/BBB         965,000      1,049,573
---------------------------------------------------------------------------------------------------------
PR Industrial, Tourist, Educational, Medical &
Environmental Control Facilities RB, Polytechnic
University Project, Series A, 6.50%, 8/1/24                      NR/BBB-         395,000        411,452
---------------------------------------------------------------------------------------------------------
PR Municipal FAU GOB, 8.37%, 8/1/15/4,5/                           NR/NR       1,000,000      1,230,880
---------------------------------------------------------------------------------------------------------
PR Municipal FAU GOB, Series PA-638A, 8.37%, 8/1/13/4,5/           NR/NR       1,075,000      1,302,578
---------------------------------------------------------------------------------------------------------
University of Virgin Islands BOE RB, Series
A, 5.75%, 12/1/13                                                 NR/A/A         620,000        658,409
---------------------------------------------------------------------------------------------------------
University of Virgin Islands Improvement RRB, Series A,
6%, 12/1/24                                                       NR/A/A       1,000,000      1,051,400
---------------------------------------------------------------------------------------------------------
Virgin Islands Housing FAU SFM RRB, Series A,
6.50%, 3/1/25                                                     NR/AAA         135,000        139,315
---------------------------------------------------------------------------------------------------------
Virgin Islands PFAU RB, Series A, 6.375%, 10/1/19                NR/BBB-       1,515,000      1,636,655
---------------------------------------------------------------------------------------------------------
Virgin Islands PFAU RB, Sub. Lien, Series E, 6%, 10/1/22           NR/NR       1,500,000      1,498,965
---------------------------------------------------------------------------------------------------------
Virgin Islands Water & PAU Electric Systems RRB,
5.375%, 7/1/10                                                 NR/NR/BBB       1,470,000      1,536,400
                                                                                           --------------
                                                                                             12,760,928
                                                                                           --------------
Total Municipal Bonds and Notes (Cost $80,340,866)                                           84,756,020

=========================================================================================================
Short-Term Tax-Exempt Obligations - 0.9%
PAUNYNJ SPO RRB, Versatile Structure-2,
2.70%, 8/1/01/4/                                                                 600,000        600,000
---------------------------------------------------------------------------------------------------------
PAUNYNJ SPO RRB, Versatile Structure-4,
2.80%, 8/1/01/4/                                                                 200,000        200,000
                                                                                           --------------
Total Short-Term Tax-Exempt Obligations (Cost $800,000)                                         800,000
---------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $81,140,866)                                      98.4%    85,556,020
---------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                      1.6      1,414,505
                                                                            -----------------------------
Net Assets                                                                         100.0%  $ 86,970,525
                                                                            =============================


                    14 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Footnotes to Statement of Investments

To simplify the listings of securities, abbreviations are used per the table below:

BOE        Board of Education
CMWLTH     Commonwealth
COP        Certificates of Participation
ED         Economic Development
EDAU       Economic Development Authority
FA         Facilities Authority
FAU        Finance Authority
GOB        General Obligation Bonds
GOLB       General Obligation Limited Bonds
GOUN       General Obligation Unlimited Nts.
HAU        Housing Authority
HCF        Health Care Facilities
HEAA       Higher Education Assistance Agency
HFA        Housing Finance Agency
HTAU       Highway & Transportation Authority
MH         Multifamily Housing
MUAU       Municipal Utilities Authority
PAUNYNJ    Port Authority of New York & New Jersey
PAU        Power Authority
PC         Pollution Control
PFAU       Public Finance Authority
POAU       Port Authority
RB         Revenue Bonds
REF        Refunding
RRB        Revenue Refunding Bonds
SDI        School District
SFM        Single Family Mtg.
SPF        Special Facilities
SPO        Special Obligations
SUEFS      State University Educational Facilities System
TUAU       Turnpike Authority


1. Zero coupon bond reflects the effective yield on the date of purchase.

2. Identifies issues considered to be illiquid--See Note 6 of Notes to Financial Statements.

3. Securities with an aggregate market value of $864,960 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.

4. Represents the current interest rate for a variable rate security.

5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $2,533,458 or 2.91% of the Fund's net assets as of July 31, 2001.

As of July 31, 2001, securities subject to the alternative minimum tax amount to $12,128,456 or 13.95% of the Fund's net assets.

Distribution of investments by industry, as a percentage of total investments at value, is as follows:

Industry                                             Market Value     Percent
--------------------------------------------------------------------------------
Higher Education                                   $   13,402,135       15.7%
Municipal Leases                                       12,402,181       14.5
General Obligation                                     10,917,298       12.8
Highways/Railways                                       8,940,010       10.4
Adult Living Facilities                                 7,966,640        9.3
Marine/Aviation Facilities                              6,357,853        7.4
Sewer Utilities                                         5,262,724        6.2
Hospital/Healthcare                                     4,572,769        5.3
Electric Utilities                                      3,721,689        4.4
Sales Tax Revenue                                       3,219,827        3.8
Water Utilities                                         2,734,886        3.2
Single Family Housing                                   1,384,658        1.6
Student Loans                                           1,078,470        1.3
Multifamily Housing                                     1,060,775        1.2
Special Assessment                                      1,060,480        1.2
Resource Recovery                                         943,020        1.1
Pollution Control                                         530,605        0.6
                                                   --------------------------
Total                                              $   85,556,020      100.0%
                                                   ==========================


See accompanying Notes to Financial Statements.


                   15 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES July 31, 2001
--------------------------------------------------------------------------------

=======================================================================================
Assets
Investments, at value (cost $81,140,866)--see accompanying statement    $  85,556,020
---------------------------------------------------------------------------------------
Cash                                                                          179,540
---------------------------------------------------------------------------------------
Receivables and other assets:
Interest                                                                    1,025,788
Investments sold                                                              402,652
Shares of beneficial interest sold                                            124,828
Other                                                                           1,523
                                                                        ---------------
Total assets                                                               87,290,351

=======================================================================================
Liabilities
Payables and other liabilities:
Dividends                                                                     200,602
Trustees' compensation                                                         59,672
Shareholder reports                                                            31,858
Shares of beneficial interest redeemed                                         14,328
Distribution and service plan fees                                             10,935
Daily variation on futures contracts                                            1,290
Transfer and shareholder servicing agent fees                                      91
Other                                                                           1,050
                                                                        ---------------
Total liabilities                                                             319,826

=======================================================================================

Net Assets                                                              $  86,970,525
                                                                        ===============

=======================================================================================
Composition of Net Assets
Paid-in capital                                                         $  91,675,907
---------------------------------------------------------------------------------------
Undistributed (overdistributed) net investment income                        (59,888)
---------------------------------------------------------------------------------------
Accumulated net realized gain (loss) on investment transactions           (9,056,398)
---------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments                   4,410,904
                                                                        ---------------
Net Assets                                                              $  86,970,525
                                                                        ===============

=======================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on
net assets of 39,184,606 and 3,598,764 shares of beneficial
interest outstanding)                                                          $10.89
Maximum offering price per share (net asset value plus
sales charge of 4.75% of offering price)                                       $11.43
---------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price
per share (based on net assets of $39,163,848 and
3,593,355 shares of beneficial interest outstanding)                           $10.90
---------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price
per share (based on net assets of $8,622,071 and
791,442 shares of beneficial interest outstanding)                             $10.89

See accompanying Notes to Financial Statements.

                    16 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS For the Year Ended July 31, 2001
--------------------------------------------------------------------------------

================================================================================
Investment Income
Interest                                                          $   4,548,919

================================================================================
Expenses
Management fees                                                         476,017
--------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                  52,362
Class B                                                                 328,466
Class C                                                                  65,599
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                            39,406
--------------------------------------------------------------------------------
Shareholder reports                                                      28,568
--------------------------------------------------------------------------------
Custodian fees and expenses                                              18,885
--------------------------------------------------------------------------------
Other                                                                     5,690
                                                                  --------------
Total expenses                                                        1,014,993
Less reduction to excess expenses                                      (158,673)
Less reduction to custodian expenses                                    (18,581)
                                                                  --------------
Net expenses                                                            837,739

================================================================================
Net Investment Income                                                 3,711,180

================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments                                                          (1,459,684)
Closing of futures contracts                                           (132,725)
                                                                  --------------
Net realized gain (loss)                                             (1,592,409)

--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on
investments                                                           5,484,560
                                                                  --------------
Net realized and unrealized gain (loss)                               3,892,151

================================================================================
Net Increase in Net Assets Resulting from Operations              $   7,603,331
                                                                  ==============


See accompanying Notes to Financial Statements.

                    17 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

Year Ended July 31,                                                  2001            2000
==========================================================================================
Operations
Net investment income (loss)                              $     3,711,180 $     3,939,411
------------------------------------------------------------------------------------------
Net realized gain (loss)                                       (1,592,409)     (7,456,959)
------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)            5,484,560         188,013
                                                          --------------------------------
Net increase (decrease) in net assets resulting from
operations                                                      7,603,331      (3,329,535)

==========================================================================================
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A                                                        (1,765,488)     (1,895,546)
Class B                                                        (1,516,793)     (1,697,365)
Class C                                                          (303,732)       (371,483)
-------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                --         (38,325)
Class B                                                                --         (38,868)
Class C                                                                --          (9,332)

===========================================================================================
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting
from beneficial interest transactions:
Class A                                                         5,441,476      (7,088,220)
Class B                                                         1,989,316      (5,635,459)
Class C                                                         1,105,845      (1,821,590)

===========================================================================================
Net Assets
Total increase (decrease)                                      12,553,955     (21,925,723)
-------------------------------------------------------------------------------------------
Beginning of period                                            74,416,570      96,342,293
                                                          ---------------------------------
End of period [including undistributed (overdistributed)
net investment income of $(59,888) and $(185,055),
respectively]                                             $    86,970,525 $    74,416,570
                                                          =================================

See accompanying Notes to Financial Statements.

                    18 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                              Year
                                                                                                             Ended
                                                                                                          July 31,
Class A                                                    2001         2000         1999         1998        1997
======================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                  $   10.36     $  11.21     $  11.58     $  11.54    $  11.10
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                       .55          .53          .55          .58         .62
Net realized and unrealized gain (loss)                     .51         (.82)        (.36)         .09         .45
                                                      ----------------------------------------------------------------
Total income (loss) from
investment operations                                      1.06         (.29)         .19          .67        1.07
----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                       (.53)        (.55)        (.55)        (.59)       (.61)
Distributions from net realized gain                         --         (.01)        (.01)        (.04)       (.02)
                                                      ----------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                            (.53)        (.56)        (.56)        (.63)       (.63)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $   10.89     $  10.36     $  11.21     $  11.58    $  11.54
                                                      ================================================================

======================================================================================================================
Total Return, at Net Asset Value/1/                       10.42%       (2.47)%      1.57%        5.96%        9.99%

======================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)              $  39,185     $ 31,937    $ 42,289     $ 33,060     $ 19,109
----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                     $  35,710     $ 35,286    $ 38,999     $ 24,909     $ 14,072
----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/2/
Net investment income                                      5.08%        5.26%       4.71%        4.94%        5.45%
Expenses                                                   0.87%        1.09%       1.10%        1.14%/3/     1.08%/3/
Expenses, net of reduction to custodian expenses           0.85%        0.79%/4/    0.63%/4/     0.38%/4/     0.88%/4/
Expenses, net of reduction to excess expenses              0.67%         N/A         N/A          N/A          N/A
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      27%         101%         70%          46%          12%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.
4. Prior to July 31, 2001, this ratio reflected the combined net effect of reduction to excess and custodian expenses.

See accompanying Notes to Financial Statements.

                    19 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS Continued
--------------------------------------------------------------------------------

                                                                                                              Year
                                                                                                             Ended
                                                                                                          July 31,
Class B                                                  2001         2000        1999         1998           1997
======================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                $   10.37     $  11.21    $  11.58     $  11.53    $     11.09
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .47          .47         .47          .50            .53
Net realized and unrealized gain (loss)                   .51         (.83)       (.37)         .09            .46
                                                    ------------------------------------------------------------------
Total income (loss) from
investment operations                                     .98         (.36)        .10          .59            .99
----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                     (.45)        (.47)       (.46)        (.50)          (.53)
Distributions from net realized gain                       --         (.01)       (.01)        (.04)          (.02)
                                                    ------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                          (.45)        (.48)       (.47)        (.54)          (.55)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $   10.90     $  10.37    $  11.21     $  11.58    $     11.53
                                                    ==================================================================

======================================================================================================================
Total Return, at Net Asset Value/1/                      9.58%       (3.11)%      0.81%        5.25%          9.18%

======================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)            $  39,164     $ 35,338    $ 44,322     $ 33,062    $    18,647
----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $  36,447     $ 38,064    $ 39,842     $ 25,556    $    13,278
----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/2/
Net investment income                                    4.34%        4.50%       3.96%        4.17%          4.70%
Expenses                                                 1.62%        1.85%       1.85%        1.89%/3/       1.83%/3/
Expenses, net of reduction to custodian expenses         1.60%        1.55%/4/    1.38%/4/     1.14%/4/       1.62%/4/

Expenses, net of reduction to excess expenses            1.42%         N/A         N/A          N/A            N/A
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    27%         101%         70%          46%            12%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.
4. Prior to July 31, 2001, this ratio reflected the combined net effect of reduction to excess and custodian expenses.

See accompanying Notes to Financial Statements.

                    20 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

                                                                                                              Year
                                                                                                             Ended
                                                                                                          July 31,
Class C                                                  2001         2000        1999         1998           1997
======================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                $   10.36     $  11.21    $  11.58     $  11.53     $    11.09
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .47          .46         .46          .50            .53
Net realized and unrealized gain (loss)                   .51         (.83)       (.36)         .09            .45
                                                    ------------------------------------------------------------------
Total income (loss) from
investment operations                                     .98         (.37)        .10          .59            .98
----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                     (.45)        (.47)       (.46)        (.50)          (.52)
Distributions from net realized gain                       --         (.01)       (.01)        (.04)          (.02)
                                                    ------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                          (.45)        (.48)       (.47)        (.54)          (.54)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $   10.89     $  10.36    $  11.21     $  11.58     $    11.53
                                                    ==================================================================

======================================================================================================================
Total Return, at Net Asset Value/1/                      9.59%       (3.20)%      0.81%        5.24%          9.11%

======================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)            $   8,622     $  7,142    $  9,732     $  6,463     $    2,080
----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $   7,301     $  8,198    $  8,483     $  3,631     $      747
----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/2/
Net investment income                                    4.33%        4.51%       3.96%        4.20%          4.56%
Expenses                                                 1.62%        1.85%       1.85%        1.92%/3/       1.79%/3/
Expenses, net of reduction to custodian expenses         1.60%        1.55%/4/    1.38%/4/     1.12%/4/       1.60%/4/
Expenses, net of reduction to excess expenses            1.42%         N/A         N/A          N/A            N/A
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    27%         101%         70%          46%            12%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.
4. Prior to July 31, 2001, this ratio reflected the combined net effect of reduction to excess and custodian expenses.

See accompanying Notes to Financial Statements.

                    21 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies

Oppenheimer New Jersey Municipal Fund (the Fund) is a separate series of Oppenheimer Multi-State Municipal Trust, as a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek as high a level of current interest income exempt from federal and New Jersey income taxes for individual investors as is consistent with preservation of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

                    22 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

As of July 31, 2001, the Fund had available for federal income tax purposes unused capital loss carryovers as follows:


Expiring
-------------------------------
2008               $  1,327,407
2009                  6,697,851
                   ------------
Total              $  8,025,258
                   ============

--------------------------------------------------------------------------------
Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended July 31, 2001, the Fund's projected benefit obligations were decreased by $46,120, resulting in an accumulated liability of $18,294 as of July 31, 2001.
     The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
--------------------------------------------------------------------------------
Investment Income. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
     There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
--------------------------------------------------------------------------------
Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

                    23 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies Continued

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                      Year Ended July 31, 2001         Year Ended July 31, 2000
                                         Shares         Amount         Shares            Amount
-------------------------------------------------------------------------------------------------
Class A
Sold                                  1,198,172   $ 12,709,183        920,509     $   9,619,436
Dividends and/or
distributions reinvested                 88,040        933,942        104,515         1,090,118
Redeemed                               (771,253)     (8,201,649)   (1,712,137)      (17,797,774)
                                      -----------------------------------------------------------
Net increase (decrease)                 514,959   $  5,441,476      (687,113)     $ (7,088,220)
                                      ===========================================================
-------------------------------------------------------------------------------------------------
Class B
Sold                                    774,341   $  8,230,429        560,903     $   5,829,198
Dividends and/or
distributions reinvested                 77,156        819,271         93,374           971,360
Redeemed                               (667,203)    (7,060,384)    (1,199,632)      (12,436,017)
                                      -----------------------------------------------------------
Net increase (decrease)                 184,294   $  1,989,316       (545,355)    $  (5,635,459)
                                      ===========================================================
-------------------------------------------------------------------------------------------------
Class C
Sold                                    335,717   $  3,577,965        252,337     $   2,644,095
Dividends and/or
distributions reinvested                 17,312        183,702         24,849           259,049
Redeemed                               (250,869)    (2,655,822)      (455,982)       (4,724,734)
                                      -----------------------------------------------------------
Net increase (decrease)                 102,160   $  1,105,845       (178,796)    $  (1,821,590)
                                      ===========================================================

================================================================================
3. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2001, were $27,679,005 and $20,996,015, respectively.

As of July 31, 2001, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $81,140,866 was:


Gross unrealized appreciation                          $ 5,291,745
Gross unrealized depreciation                             (876,591)
                                                       -----------
Net unrealized appreciation (depreciation)             $ 4,415,154
                                                       ===========


                    24 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

================================================================================
4. Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million, and 0.35% of average annual net assets in excess of $1 billion. The Manager has voluntarily undertaken to assume certain Fund expenses. The Manager can withdraw the voluntary waiver at any time.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS an agreed upon per account fee.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                     Aggregate          Class A        Commissions       Commissions        Commissions
                     Front-End        Front-End         on Class A        on Class B         on Class C
                 Sales Charges    Sales Charges             Shares            Shares             Shares
                    on Class A      Retained by        Advanced by       Advanced by        Advanced by
Year Ended              Shares      Distributor     Distributor/1/    Distributor/1/     Distributor/1/
--------------------------------------------------------------------------------------------------------
July 31, 2001         $150,702          $25,811               $579          $284,744            $23,625

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                Class A                    Class B                    Class C
                    Contingent Deferred        Contingent Deferred        Contingent Deferred
                          Sales Charges              Sales Charges              Sales Charges
Year Ended      Retained by Distributor    Retained by Distributor    Retained by Distributor
--------------------------------------------------------------------------------------------------------
July 31, 2001                      $422                   $132,505                     $1,881

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.
--------------------------------------------------------------------------------
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.15% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.15% of the average annual net assets consisting of Class A shares of the Fund. For the year ended

                    25 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------


July 31, 2001, payments under the Class A plan totaled $52,362, all of which were paid by the Distributor to recipients, and included $1,288 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
     The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
     The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended July 31, 2001, were as follows:

                                                            Distributor's         Distributor's
                                                                Aggregate             Aggregate
                                                             Unreimbursed          Unreimbursed
                      Total Payments      Amount Retained        Expenses      Expenses as % of
                          Under Plan       by Distributor      Under Plan   Net Assets of Class
------------------------------------------------------------------------------------------------
Class B Plan                 $328,46             $281,627      $1,386,753                 3.54%
Class C Plan                  65,599               14,058         123,493                 1.43

================================================================================
5. Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.
     The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.

                    26 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
     Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of Operations as closing and expiration of futures contracts.
     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of July 31, 2001, the Fund had outstanding futures contracts as follows:

                                                                                         Unrealized
                                                       Number      Valuation as of     Appreciation
Contract Description        Expiration Date      of Contracts        July 31, 2001   (Depreciation)
------------------------------------------------------------------------------------------------------
Contracts to Sell
Municipal Bond                      9/19/01                 4             $425,625         $(4,250)

================================================================================
6. Illiquid Securities

As of July 31, 2001, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of July 31, 2001 was $3,520,896, which represents 4.05% of the Fund's net assets.

================================================================================
7. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
     The Fund had no borrowings outstanding during the year ended or at July 31, 2001.


                    27 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

================================================================================
The Board of Trustees and Shareholders of
Oppenheimer New Jersey Municipal Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer New Jersey Municipal Fund, including the statement of investments, as of July 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer New Jersey Municipal Fund as of July 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.





KPMG LLP

Denver, Colorado
August 21, 2001

                    28 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

--------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION Unaudited
--------------------------------------------------------------------------------

================================================================================
In early 2002, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2001. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     The dividends were derived from interest on municipal bonds and are not subject to federal income tax. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

                    29 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

--------------------------------------------------------------------------------
OPPENHEIMER NEW JERSEY MUNICIPAL FUND
--------------------------------------------------------------------------------


A Series of Oppenheimer Multi-State Municipal Trust
================================================================================
Officers and Trustees    Leon Levy, Chairman of the Board of Trustees
                         Donald W. Spiro, Vice Chairman of the Board of Trustees
                         Robert G. Galli, Trustee
                         Phillip A. Griffiths, Trustee
                         Benjamin Lipstein, Trustee
                         Elizabeth B. Moynihan, Trustee
                         Kenneth A. Randall, Trustee
                         Edward V. Regan, Trustee
                         Russell S. Reynolds, Jr., Trustee
                         Clayton K. Yeutter, Trustee
                         Merrell Hora, Vice President
                         Jerry A. Webman, Vice President
                         Andrew J. Donohue, Secretary
                         Brian W. Wixted, Treasurer
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Robert G. Zack, Assistant Secretary

================================================================================
Investment Advisor       OppenheimerFunds, Inc.

================================================================================
Distributor              OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder OppenheimerFunds Services
Servicing Agent

================================================================================
Custodian of             Citibank, N.A.
Portfolio Securities

================================================================================
Independent Auditors     KPMG LLP

================================================================================
Legal Counsel            Mayer, Brown & Platt

                         Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.,
                         6803 S. Tucson Way, Englewood, CO 80112-3924.


          (C)Copyright 2001 OppenheimerFunds, Inc. All rights reserved.

                    30 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

--------------------------------------------------------------------------------
INFORMATION AND SERVICES
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance./1/ So call us today, or visit our website--we're here to help.

--------------------------------------------------------------------------------
Internet
24-hr access to account information and transactions/2/
www.oppenheimerfunds.com
--------------------------------------------------------------------------------
General Information
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.525.7048
--------------------------------------------------------------------------------
Telephone Transactions
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.852.8457
--------------------------------------------------------------------------------
PhoneLink/2/
24-hr automated information and automated transactions
1.800.CALL.OPP (1.800.225.5677)
--------------------------------------------------------------------------------
Telecommunications Device for the Deaf (TDD)
Mon-Fri 9am-6:30pm ET 1.800.843.4461
--------------------------------------------------------------------------------
Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270
--------------------------------------------------------------------------------
eDocs Direct
Receive shareholder reports and prospectus notifications for your fund via email. Sign up at www.oppenheimerfunds.com
--------------------------------------------------------------------------------
Ticker Symbols   Class A: ONJAX   Class B: ONJBX    Class C: ONJCX

1. Automatic investment plans do not assure profit or protect against losses in declining markets.

2. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.

RA0395.001.0701 September 29, 2001



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